SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2003
RESOLUTION PERFORMANCE PRODUCTS LLC
(Exact name of registrant as specified in its charter)
Delaware	333-57170	76-0607613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
RPP CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-57170-01	76-0660306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Smith Street, Suite 2400 Houston, Texas 77002
(Address of principal executive offices including Zip Code)
(888) 949-2502
(Registrant's telephone number, including area code)
N.A.
(Former name or former address, if changed since last report)

Item 5. Other Events.

On May 15, 2003, Resolution Performance Products LLC (the "Company") announced that it had made an offering, together with RPP Capital Corporation, its wholly-owned subsidiary ("RPP Capital"), as co-issuer, of $25 million aggregate principal amount of 9 1/2% Senior Second Secured Notes Due 2010 (the "Notes"). The Notes, together with the $175 million aggregate principal amount of Notes that were originally issued on April 9, 2003, will be treated as a single class of securities under the Indenture dated as of April 9, 2003 among the Company, RPP Capital and Deutsche Bank Trust Company Americas, as trustee. The offering of the Notes has not been registered under the Securities Act of 1933, as amended, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The net proceeds from the offering of the Notes are intended to be used for general corporate purposes, including working capital.

These events are the subject of the press release issued by the Company on April 1, 2003, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits

Exhibit
   No.    Document

99.1 Press Release dated May 15, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTION PERFORMANCE
PRODUCTS LLC
(Registrant)

Dated: May 20, 2003	By:	/s/ J. Travis Spoede
	Title:	Executive Vice President
and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPP CAPITAL CORPORATION
(Registrant)

Dated: May 20, 2003	By:	/s/ J. Travis Spoede
	Title:	Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number 9; 9;	Description of Exhibits

99.1	Press Release dated May 15, 2003

EXHIBIT 99.1

RESOLUTION
PERFORMANCE PRODUCTS
 1600 Smith Street, 24th Floor
Houston, TX 77002
Tel : 832-366-2300  Fax: 832-366-2584

FOR IMMEDIATE RELEASE 9;	Contact:	J. Travis Spoede
Chief Financial Officer
832-366-2421

RESOLUTION PERFORMANCE PRODUCTS LLC AND RPP CAPITAL CORPORATION OFFERS $25 MILLION OF ADDITIONAL SENIOR SECOND SECURED NOTES

HOUSTON, May 15, 2003 - Resolution Performance Products LLC ("RPP") announced today that it has made an offering, together with RPP Capital Corporation, its wholly-owned subsidiary, as co-issuer, of $25 million aggregate principal amount of 9 1/2% Senior Second Secured Notes Due 2010 (the "Notes"). The Notes are being sold at an issue price of 104% of their principal amount plus accrued interest from April 9, 2003 (which is a yield of approximately 8.6%), and the offering is expected to close on May 22, 2003. The net proceeds from the offering of the Notes are intended to be used for general corporate purposes, including working capital. The Notes, together with the $175 million aggregate principal amount of Notes that were originally issued on April 9, 2003, will be treated as a single class of securities under RPP's existing indenture.

The offering of the Notes has not been registered under the Securities Act of 1933, as amended, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Certain statements in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, RPP's intention to repay borrowings under the credit agreement. These statements are based on RPP's current expectations and involve risks and uncertainties that could cause RPP's actual results to differ materially from those set forth in the statements. RPP can give no assurance that such expectations will prove to be correct. Factors that could cause RPP's results to differ materially from current expectations include: general economic and business conditions, industry trends, raw material costs and availability, changes in demand for its products, actions of its competitors and the additional factors and risks contained in RPP's registration statement on Form S-4 declared effective on May 5, 2003 and Form 10-K for the year ended December 31, 2002.